UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 13, 2022
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Rocky Mountain Chocolate Factory, Inc.
(Exact name of registrant as specified in is charter)
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Delaware	001-36865	47-1535633
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

265 Turner Drive
Durango, Colorado 81303
(Address, including zip code, of principal executive offices)

Registrant's telephone number, including area code: (970) 259-0554
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant To Section 12(b) Of The Act:

Title of each class registered	Trading symbol(s)	Name of each eachange on which registered
Common Stock, $0.001 par value per share	RMCF	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.08         Shareholder Director Nominations.

On May 13, 2022, the Board of Directors (the “Board”) of Rocky Mountain Chocolate Factory, Inc., a Delaware corporation (the “Company”), established Thursday, August 18, 2022 as the date for the 2022 Annual Meeting of Stockholders of the Company (the “Annual Meeting”). The time and location of the Annual Meeting will be as set forth in the Company’s proxy statement for the Annual Meeting, to be filed prior to the Annual Meeting with the Securities and Exchange Commission (“SEC”).

The date for the Annual Meeting represents a change of more than 30 days from the anniversary date of the preceding year’s annual meeting of stockholders, which results in the deadlines for submitting stockholder proposals and director nominations pursuant to the rules of the SEC and the Company’s Second Amended and Restated Bylaws (the “Bylaws”) to be the close of business on May 29, 2022. This includes (i) any proposal that a stockholder wishes to have considered for inclusion in the Company’s proxy materials for the Annual Meeting pursuant to SEC Rule 14a-8, (ii) a nomination for a director candidate to be included in the Company’s proxy statement for the Annual Meeting through the Company’s proxy access Bylaw provision (including the required notice on Schedule 14N), and (iii) any proposal or director nomination that is not submitted for inclusion in the proxy statement for the Annual Meeting, but is instead sought to be presented directly at the Annual Meeting pursuant to the Bylaws.

Any notice should be delivered to Rocky Mountain Chocolate Factory, Inc., 265 Turner Drive, Durango, Colorado 81303. Any stockholder proposal or director nomination received after May 29, 2022 will be considered untimely and will not be included in the Company’s proxy materials for the Annual Meeting nor will it be considered at the Annual Meeting. Any stockholder proposal or director nomination must also comply with the requirements of Delaware law, the rules and regulations promulgated by the SEC and the Bylaws, as applicable.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ROCKY MOUNTAIN CHOCOLATE FACTORY, INC.

Date: May 19, 2022	By:	/s/ Robert J. Sarlls
Robert J. Sarlls, Chief Execuitive Officer